AAL Variable Product Series Fund, Inc.
LB Series Fund, Inc.
AAL Variable Annuity Account I
AAL Variable Annuity Account II
LB Variable Annuity Account I
LB Variable Insurance Account I
LBVIP Variable Annuity Account I
LBVIP Variable Insurance Account
LBVIP Variable Insurance Account II
Thrivent Variable Annuity Account I
Thrivent Variable Life Account I

Supplement to Prospectuses dated April 30, 2003

Money Market Portfolio Management Change - LB Series Fund, Inc.

Page 32 of the prospectus for LB Series Fund, Inc. is amended to reflect that William D. Stouten has served as the portfolio manager of the Money Market Portfolio since October 10, 2003. Mr. Stouten has been with Thrivent Financial for Lutherans ("Thrivent Financial") since 2001, and he has served as a research analyst/trader for the money market funds at Thrivent Financial from 2001 to 2003. Prior to joining Thrivent Financial, Mr. Stouten served as a senior research analyst for Voyageur Asset Management from 1998 to 2001.

Proposed Portfolio Reorganizations - AAL Variable Product Series Fund, Inc. and LB Series Fund, Inc.

Special Meetings of Shareholders of the AAL Variable Product Series Fund, Inc. and the Opportunity Growth Portfolio of LB Series Fund, Inc. are scheduled to be held on or about April 7, 2004. The Special Meetings are being held to consider a proposed plan to reorganize the Portfolios of AAL Variable Product Series Fund, Inc. into substantially similar Portfolios within the LB Series Fund, Inc. and for shareholders of the Opportunity Growth Portfolio to consider a proposed plan to reorganize the Opportunity Growth Portfolio into the Mid Cap Growth Portfolio. The proposed reorganizations could impact the Portfolios' expenses resulting in either higher or lower expense ratios. During meetings on November 12, 2003, the Directors of the AAL Variable Product Series Fund, Inc. and the Directors of the LB Series Fund, Inc. approved the plans to reorganize the Portfolios.

Subject to approval by shareholders of the relevant Portfolio, the reorganizations are expected to be effective at close of business on or about April 30, 2004 (the "Effective Date"). After the Effective Date, the portion of any purchase payment or other transaction allocated to the current subaccounts will be automatically reallocated to the corresponding subaccount, which invests in the relevant Portfolio of LB Series Fund, Inc.

Proposed Manager of Managers Policy - LB Series Fund, Inc.

Under a proposed policy, the Board of Directors, on the recommendation of Thrivent Financial, may wish to hire, add or change a subadviser to handle the day-to-day investment decisions for a particular Portfolio without submitting the investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Portfolio. This proposal is subject to shareholder approval at a Special Meeting of Shareholders to be held on or about February 10, 2004.

Proposed Modification of Advisory Fee Schedule - LB Series Fund, Inc.

A Special Meeting of Shareholders of the LB Series Fund, Inc. is scheduled to be held on or about February 10, 2004. The Special Meeting is being held to consider a proposal to modify investment advisory fees as follows:

                                                      Current Advisory Fees as            Proposed Advisory Fees as
                     Portfolio                        % of Average Net Assets              % of Average Net Assets
                     ---------                        ------------------------            -------------------------
                     Growth Portfolio                 All net assets     0.40%            All net assets      0.45%
                     Mid Cap Growth Portfolio         All net assets     0.40%            All net assets      0.50%

Subject to approval by shareholders, the new investment advisory fees are expected to be effective as soon as practicable after February 10, 2004.

Elimination of Expense Reimbursement - AAL Variable Product Series Fund, Inc.

Page 18 of the prospectus for AAL Variable Product Series Fund, Inc. is amended to reflect that, effective December 1, 2003, the expense reimbursements will be discontinued for the Small Cap Stock Portfolio, Mid Cap Index Portfolio, International Portfolio, Capital Growth Portfolio, High Yield Bond Portfolio, and Bond Index Portfolio.

Elimination of Expense Reimbursement - LB Series Fund, Inc.

Page 30 of the prospectus for LB Series Fund, Inc. is amended to reflect that, effective January 1, 2004, the expense reimbursements will be discontinued for the Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, Value Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio, and Money Market Portfolio.

The date of this Supplement is November 21, 2003.

Please include this Supplement with your Prospectus.